GLOBAL X FUNDS
(the “Trust”)

Global X S&P 500® Quality Dividend ETF (QDIV)

SUPPLEMENT DATED JULY 26, 2019
TO THE SUMMARY PROSPECTUS FOR THE ABOVE SERIES OF THE TRUST DATED APRIL 1, 2019, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective July 26, 2019, the table under Annual Fund Operating Expenses on pg. 2 is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.35%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.35%
Fee Waiver:[2]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:	0.20%

1    “Other Expenses” are based on estimated amounts for the current fiscal year.

[2]
Pursuant to a Fee Waiver Agreement effective July 26, 2019, the Adviser has agreed to permanently waive 0.15% of its management fee. After giving effect to such waiver, the net management fee is 0.20%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE